Exhibit 10(i)
                           NATIONSBANK OF TEXAS, N.A.


         NationsBank of Texas, N.A. ("NationsBank Texas"), as lender under that certain Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") dated as of October 31, 1995 with Main Place Funding Corporation ("Main Place Funding") for the benefit of First Trust National Association as trustee under indenture of trust dated July 18, 1995 hereby consents to the assignment of all of its rights, duties and obligations under the Amended and Restated Credit Agreement by Main Place Funding to Main Place Real Estate Investment Trust, pursuant to the requirements of Section 9.8 of said Amended and Restated Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this consent on this 1st day of November, 1996.


                                           NATIONSBANK OF TEXAS, N.A.



                                           By: /s/ Gary S. Williams
                                               --------------------
                                               Name:  Gary S. Williams
                                               Title:  Senior Vice President


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